Exhibit 10.1

SALES AGREEMENT

This Sales Agreement (“Agreement”) entered into this 1st day of July, 2005 between M D Cowan, Inc., 2600 W. 87th Street, Odessa, TX, 79765 (“Cowan”) and PV Exploration Company, 1083 Sain Street, Fayetteville, Arkansas (“PV Exploration”).

In consideration of the covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Cowan agrees to sell and PV Exploration agrees to purchase (i) five (5) drilling rigs meeting the specifications set forth on Exhibit A attached hereto (the “Rigs”) and (ii) spare parts and equipment meeting the specifications set forth on Exhibit F attached hereto (collectively, the “Spare Parts”).  PV Exploration shall have the right to make changes in the specifications for the Rigs and the Spare Parts upon written notice to Cowan.  If any such changes affect Cowan’s cost of fabricating the Rigs or acquiring the Spare Parts, the parties shall mutually agree in writing to an equitable adjustment to the Purchase Price.

2.

The total purchase price for all the Rigs and Spare Parts (the “Purchase Price”) shall be as follows:

PV Exploration Rig #1

$6,700,000

PV Exploration Rig #2

6,700,000

PV Exploration Rig #3

6,700,000

PV Exploration Rig #4

6,700,000

PV Exploration Rig #5

  6,700,000

Spare Parts

4,242,000

TOTAL

$ 37,742,000

3.

The Purchase Price shall be paid as follows:

a.

Eighteen Million Eight Hundred Seventy-one Thousand Dollars ($18,871,000), representing one-half of the Purchase Price, shall be deposited with Western National Bank, Odessa, Texas (“Escrow Agent”) within five (5) business days following the execution of this Agreement (the “Down Payment”).  Escrow Agent shall pay the Down Payment to Cowan in installments in accordance with the payment procedures described on Exhibit B attached hereto;

b.

The remaining Eighteen Million Eight Hundred Seventy-one Thousand Dollars ($18,871,000), representing the remaining one-half of the Purchase Price, shall be paid to Cowan proportionately as each Rig is delivered and accepted by PV Exploration (i.e. as each Rig is delivered to and accepted by PV Exploration, PV Exploration shall pay $3,350,000 to Cowan) and when the Spare Parts are delivered and accepted by PV Exploration; and

c.

Any sales, use, excise or similar tax applicable to the sale of the Rigs shall be borne and paid by PV Exploration or, in the alternative, PV Exploration will provide Cowan with appropriate tax exemption certificates.  In this regard, Cowan and PV Exploration contemplate that the sale of the Rigs shall be exempt from sales taxes under Section 151.324 of the Texas Tax Code, since the Rigs are to be promptly removed from Texas and used for the exploration of oil and gas outside the state of Texas.

4.

Subject to the testing procedures and inspections by PV Exploration as provided below, PV Exploration shall make final payment for each Rig and the Spare Parts (as described in paragraph 3b. above) at the time and place of delivery of each Rig and the Spare Parts upon tender by Cowan of (i) an Assignment and Bill of Sale in the form attached hereto as Exhibit C and (ii) any other title transfer documents (if any) reasonably requested by PV Exploration.  As a condition to PV Exploration’s acceptance of the Rigs and the Spare Parts, each Rig and the Spare Parts shall successfully complete the testing procedures described on Exhibit D attached hereto.

5.

The Rigs and the Spare Parts shall be delivered for inspection, testing and transfer of title at Cowan’s yard in Odessa, Texas according to the following delivery schedule:

Rig Number

Delivery Date

PV Exploration Rig #1

November 15, 2005

PV Exploration Rig #2

December 15, 2005

PV Exploration Rig #3

January 15, 2006

PV Exploration Rig #4

February 15, 2006

PV Exploration Rig #5

March 15, 2006

The parties agree that time is of the essence with respect to the above-described delivery schedule.  Cowan and PV Exploration shall keep in close communication regarding the progress of construction of each of the Rigs.  Cowan shall give PV Exploration at least ten (10) days notice prior to the actual delivery date for each Rig and the Spare Parts so that PV Exploration shall have sufficient time to inspect each Rig and the Spare Parts and conduct the testing procedures described above.

6.

Cowan warrants to PV Exploration the following:

a.

Cowan is and shall be upon delivery to PV Exploration the legal owner of the Rigs and the Spare Parts;

b.

The Rigs and the Spare Parts are now, and will at transfer of title, be free and clear of any security interests, liens and encumbrances of whatsoever nature which would prevent Cowan from transferring good title, free and clear, to PV Exploration;

c.

Cowan warrants title to the Rigs and the Spare Parts against the claims of all persons or entities, including vendors and suppliers of equipment that is incorporated into the Rigs;

d.

Cowan is in good legal standing with full authority to enter into this agreement, perform its obligations hereunder and convey the Rigs and the Spare Parts to PV Exploration as described above;

e.

The Rigs shall meet the specifications described on Exhibit A and the Spare Parts shall meet the specifications described on Exhibit F.  Both the Rigs and the Spare Parts shall be fit for the purposes for which they are ordinarily intended; and

f.

The Rigs will be assembled in Cowan’s yard in Odessa, Texas, will not be assigned to any other customer and will be delivered to PV Exploration free of any rightful claims by third parties arising from patent or trademark infringement.

All manufacturer’s warranties on the Spare Parts and on all material and equipment incorporated in the Rigs shall either run directly to PV Exploration or shall be assignable to PV Exploration.  The installation of all such material and equipment shall be in strict accordance with the manufacturer’s requirements.  Cowan shall be responsible for enforcing or, at Cowan’s option, performing all such warranties.

7.

Title to, and risk of loss with relation to, each of the Rigs shall remain in Cowan, on a Rig by Rig basis, until inspection, testing, payment of the remaining portion of the Purchase Price of each such Rig and transfer of documents of title.  Likewise, title to, and risk of loss with relation to, the Spare Parts shall remain in Cowan until inspection, testing, payment of the remaining portion of the Purchase Price for the Spare Parts and transfer of title documents.  Prior thereto, Cowan shall maintain the insurance described on Exhibit E hereto.  Cowan shall furnish to PV Exploration certificates of insurance evidencing such coverage, together with evidence of the payment of all premiums therefore.  Cowan shall indemnify and hold harmless PV Exploration, its officers, agents, employees, affiliates, successors and assigns, from and against any and all suits, actions, claims, demands, costs and expenses (including attorneys’ fees) of any nature for personal injury, death, physical damage to property or patent or trademark infringement arising out of or resulting from Cowan’s activities under this Agreement.

8.

PV Exploration shall have the right to inspect and conduct the above-described testing procedures on each Rig and the Spare Parts at Cowan’s yard in Odessa, Texas, prior to accepting delivery. In the event any such Rig or Spare Parts does not meet PV Exploration’s standards, PV Exploration shall, within two (2) business days of such inspection and/or testing notify Cowan in writing of any claimed defect. Cowan shall have a reasonable time to cure any such defect. In the event the parties disagree as to the existence or extent of any defect, the parties shall attempt to resolve the issue in good faith within ten (10) days.  In the event PV Exploration fails to notify Cowan as provided above and the Rig and/or Spare Parts shall have passed the above-described testing procedures, PV Exploration shall be deemed to have made unqualified acceptance of the Rig and/or Spare Parts subject, however, to the warranties described in paragraph 6 above.

9.  If the Parties disagree as to any matter under this Agreement, including without limitation any dispute as to the termination, construction, validity, interpretation, enforceability or breach of the Agreement, they will first attempt to resolve such disagreement through a meeting, to be held within ten (10) days of any such dispute, of senior executives of each party.

            If such meeting of senior executives of each party fails to resolve the matter within thirty (30) days of the date of such meeting, then thereafter any such dispute, controversy or claim arising out of or in relation to or in connection with the Agreement or the operations carried out under this Agreement shall be exclusively and finally settled by arbitration in accordance with this paragraph 9 and the most current commercial arbitration rules of the American Arbitration Association.  Either party may submit such dispute, controversy or claim to arbitration by notice to the other party.

The arbitration shall be heard and determined by three (3) arbitrators.  Each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration.  The party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within thirty (30) days following the appointment of both party-appointed arbitrators.  All decisions and awards by the arbitration tribunal shall be made by majority vote.

Unless otherwise expressly agreed in writing by the parties to the arbitration proceedings:

(i)         The arbitration proceedings shall be held at a location in Texas as determined by the arbitrators;

                        ( ii)

The arbitrator(s) shall be and remain at all times wholly independent and impartial;

(iii)

Any procedural issues and substantive law shall be determined by the applicable laws of the State of Texas, other than those laws which would refer the matter to another jurisdiction;

(iv)

The costs of the arbitration proceedings (including attorneys' fees and costs) shall be  awarded to the prevailing party unless otherwise determined by the arbitrators.

(v)

The decision of the majority of the arbitrators shall be reduced to writing and shall be final and binding without the right of appeal.  The arbitrator’s decision shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators and any such award shall be promptly paid in U.S. dollars free of any deduction or offset, as decided by the arbitrators.  Any costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement;

(vi)

Consequential, punitive or other similar damages shall not be allowed except those payable to third parties for which liability is allocated among the parties by the arbitral award;

(vii)

The award shall include interest at the rate of twelve percent (12%) per annum from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full;

(viii)

Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be;

(ix)

The arbitration shall proceed in the absence of a party who, after due notice, fails to answer or appear.  An award shall not be made solely on the default of a party, but the arbitrator(s) shall require the party who is present to submit such evidence as the arbitrator(s) may determine is reasonably required to make an award;

10.

All representations and warranties of Cowan shall survive closing of the transactions contemplated herein.

11.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, Cowan shall not assign its rights or obligations under this Agreement (directly or indirectly) without the prior written consent of PV Exploration.

12.

This Agreement may not be modified in any way except in writing executed by both the parties.

13.

If any clause of this Agreement is held to be unenforceable by a court of competent jurisdiction, such clause will be deleted and the balance of the Agreement will remain in full force and effect.

14.

This Agreement may be executed in counterparts.  Execution of this Agreement via facsimile shall be effective, and signatures received via facsimile shall be binding upon the parties hereto and shall be effective as originals.

15.

This writing constitutes the entire agreement of the parties and there are no outstanding understandings or agreements, oral or written. Each party, in entering into this Agreement has not relied upon any representation of the other party other than contained herein.

16.

Cowan hereby grants to PV Exploration a security interest in the Rigs (including the component parts thereof) and the Spare Parts, to the extent of the Down Payment, to secure the performance by Cowan of its obligations under this Agreement. Cowan hereby authorizes PV Exploration to file appropriate financing statements to perfect such security interest. Cowan will cooperate with PV Exploration and agrees to execute documentation to secure the Rigs (including the component parts thereof) and the Spare Parts.  Cowan warrants and represents that, except for the security interest granted hereby, the Rigs (including the component parts thereof) and the Spare Parts are and shall continue to be free and clear of any adverse claim, security interest or other encumbrance.  If it is determined that Cowan’s lenders have an existing lien or security interest that could constitute an adverse claim, security interest or encumbrance on the Rigs (including the component parts thereof) or the Spare Parts, Cowan shall obtain an appropriate release or subordination thereof to the security interest granted to PV Exploration hereunder.

17.

Subject to compliance with governing laws and applicable notification requirements of the New York Stock Exchange, the parties agree that prior to making any announcement or statement with respect to this Agreement or the transaction contemplated herein, the party desiring to make such public announcement or statement shall consult with the other party and exercise all reasonable efforts (i) to agree on the text of a joint public announcement or statement or (ii) to obtain approval of the other party of the text of its own public announcement or statement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective the 1st day of July, 2005

M D COWAN, INC.	PV EXPLORATION COMPANY
By:	By:
Title:	Title:

EXHIBIT A

RIG SPECIFICATIONS

DERRICK AND SUBSTRUCTURE

DERRICK/MAST	yes/no

Make/type :
Rated for wind speed :
With full set back :	knots
With no set back :	knots
Height :	ft
Dimensions of base :	ft x ft
Dimensions of crown :	ft x ft
Gross nominal capacity :	lbs
Static hook load :	lbs
Minimum number of lines :	no.
Ladders with safety cages and rests :	yes/no
Platform for crown sheave access :	yes/no
Pull Down System
pull down capacity :	lbs
Lighting system explosion proof :	yes/no
BREAK-OUT MACHINE
SUBSTRUCTURE	yes/no

Make/type :
Slip Bowl height (above Ground Level) :	ft
Length:	ft
Width :	ft
Setback capacity :	kips
Simultaneous setback-hookload capacity :	kips
Slip Bowl beam capacity (total) :	st
Clear height below Slip Bowl beams (to Ground Level) :	ft

Hydraulic Pipe Arm

DRAWWORKS AND ASSOCIATED EQUIPMENT	yes/no

Drawworks

Make/type :
Motors make/type :
Quantity :
Rated input power :	hp
Drum size (diameter x length) :	in
Drum type (grooved/smooth) :
For drill line size :	in
Brake type (disk/drum) :
Maximum Hook Load - 12 lines :	lbs
Maximum Hook Load - 10 lines :	lbs
Maximum Hook Load - 8 lines :	lbs
Makeup cathead type :	lbs
Crown block safety devices :
Make/type :

Independent fresh water cooling system for
drawworks and Air brake :	yes/no
Automatic driller :	yes/no
Make/type :

Slickline Unit

Make/model :
Wire length (nominal) :	ft
Wire size :	in
Max working load :	lbs
Safe working load :	lbs
Depth counter :	yes/no
Pull indicator :	yes/no

DERRICK HOISTING EQUIPMENT	yes/no

Crown Block

Make/Type :
Rated Capacity :	st
No. of sheaves :	no
Sheave diameter :	st
Sheave grooved for line size :	in

Traveling Block

Make/Type :
Rated Capacity :	st
No. of sheaves :
Sheave diameter :	in
Sheave grooved for line size :	in

Hook

Make/Type :
Rated Capacity :
Complete with spring assembly/hook locking device :

Drilling Line

Diameter :	in
Construction :
Length (original) :	ft
Drilling line reel :
Drum cover :	Yes/no
Drilling line drum power driven :
Spare drilling line :	Yes/no
Location (rig, yard, etc.) :
Roller guides :	yes/no

Dead Line Anchor

Make/Type :
Weight sensor :	yes/no
Deadline dampener :	yes/no

ROTATING SYSTEM	yes/no

Rotating Table

Make/Type :
Maximum opening :	in
Rated capacity :	st
Two speed gearbox :
Emergency chain drive :
Driven by an independent electric motor :
Electric motor make/type :
Output power :
Maximum continuous torque :
Drip pan/mud collection system :

Top Drive

Make :
Type (electric/hydraulic) :
Rated capacity :	st
Working pressure :	psi
Output power :	ft/lbs
Maximum continuous torque @ 150 rpm:	ft/lbs
Two speed gear box :
Maximum continuous rotary speed :	rpm
Manually operated kelly cock :	yes/no
Cooling system type :
Upper inside BOP:	yes/no
Floating Cushion Sub (Upper Torque Sub):	yes/no
Rotating Rated capacity :	st
Working pressure :	psi
Output power :	ft/lbs

Top Drive tubular running tool:	in

POWER SUPPLY SYSTEMS

RIG POWER PLANT	yes/no

Diesel Engines

Quantity:	no.
Make/Type :
Maximum continuous power :	hp
At rotation speed of :	rpm
Equipped with spark arrectors :	yes/no
Mufflers installed :	yes/no

AC - Generator

Quantity:	no.
Make/Type :
Continuous power :	kw
At rotation speed of :	rpm
Output volts :	volts

COMPRESSED AIR SYSTEMS	yes/no

Air Compressors - Primary
Quantity :	no.
Make :
Model :
Rated Capacity :	ft3/min
Working pressure :	psi
Prime mover (electric/diesel) :
Continuous power :	hp

Air Compressor - Booster
Quantity :	no.
Make :
Model :
Rated Capacity :	ft3/min
Working pressure :	psi
Prime mover (electric/diesel) :
Continuous power :	hp

Mist Pump:
Quantity :	no.
Make :
Model :
Rated Capacity :	gpm
Working pressure :	psi
Prime mover (electric/diesel) :
Continuous power :	hp

Air Compressors - Medium Pressure (rig air) :
Quantity :	no.
Make :
Model :
Rated Capacity :	ft3/min
Working pressure :	psi
Prime mover (electric/diesel) :
Continuous power :	hp

AIR RECEIVERS	yes/no

Volume (total) :	ft3
Pressure :	psi
Location :
Volume (total) :	ft3
Pressure :	psi
Location :

FUEL TANK

Volume	Gals

WELL CONTROL

LOW PRESSURE BLOWOUT PREVENTERS
All appropriate components H2S rated		yes/no

RAM TYPE PREVENTERS		yes/no

Quantity :		no.
Make/model :
Type (single/double/triple) :
Size :		in
Working pressure :		psi
Ram locks :		yes/no
Type (manual/hydraulic) :
H2S service :		yes/no
Side outlets :		no.
Size :		in
WP :		psi
Bottom connection :
Top connection :
Shear ram boosters :		yes/no

Available Rams (installed & spare)

Quantity/type/size :	(Sets)	no. / type / in.
Quantity/type/size :	(Sets - pipe)	no. / type / in.

ANNULAR PREVENTER	yes/no

Quantity :	no.
Make/type :
Size :	in
Working pressure :	psi
Bottom connection :
Top connection :
Blocking Valve:

ROTATING HEAD	yes/no

KILL LINE VALVES	yes/no

Quantity :	no.
Make/type :
Size :	in
Working pressure :	psi
Gasket type :
Hydraulic/manual/non-return :

Quantity :	no.
Make/type :
Size :	in
Working pressure :	psi
Gasket type :
Hydraulic/manual/non-return :

CHOKE LINE VALVES (full opening)	yes/no

Quantity :
Make/type :
Nominal Size :	in
Working pressure :	psi
Gasket type :
Hydraulic/manual :

Quantity :
Make/type :
Nominal Size :	in
Working pressure :	psi
Gasket type :
Hydraulic/manual :

BOP CONTROL SYSTEM		yes/no

Accumulator Unit

Make/model :
Location :
Fluid reservoir capacity :		U.S. gal
Oil/water mix. Rate :		U.S. gal/min
Glycol reservoir capacity :		U.S. gal
Total accumulator capacity (w/o precharge) :		U.S. gal
System working pressure :		psi
Control manifold model :
Regulator type :
Total useful accumulator volume
equals all preventer opening and closing volumes :		yes/no
Plus percent additional volume :		%

Accumulator Hydraulic Pumps

Electric Driven:
Quantity :		no.
Make/model :
Each driven by motor of power :		hp
Flow rate of each pump :		U.S. gal/min
At operating pressure :		psi

Air Driven :
Quantity :		no.
Make/model :
Flow rate of each pump :		U.S. gal/min
At operating pressure :		psi

Primary Control Panel

Control panel make/model :
Location :
Panel controls for the following functions :
Annular BOP :		yes/no
Ram BOP's :		yes/no
Choke line valve :	HCR	yes/no
System pressure regulator :		yes/no
Pressure regulator for annular :		yes/no
Flow meter :		yes/no
Quantity of pressure gauges :		no.
Remote Control Panel

Control panel make/model :
Location :
Panel controls for the following functions :
Annular BOP :		yes/no
Ram BOP's :		yes/no
Choke line valve :	HCR	yes/no
System pressure regulator :		yes/no
Pressure regulator for annular :		yes/no
Flow meter :		yes/no
Quantity of pressure gauges :		no.

CHOKE MANIFOLD COMPONENTS
All appropriate components H2S rated		yes/no

CHOKE MANIFOLD		yes/no

Nominal size :		in
Minimum ID :		in
Maximum WP :		psi
Quantity of fixed chokes :		no.
Make/model :
Size (ID) :		in
Quantity of adjustable chokes :		no.
Make/model :
Size (ID) :		in
Power choke remote control panel :		yes/no
Make/model :
Location :

STEEL CHOKE LINE		yes/no
(BOP to MANIFOLD)
Quantity :		no.
Make/type :
ID :		in
Working pressure :		psi
H2S service :		yes/no

FLEXIBLE BOP CONTROL HOSES		yes/no

Quantity :		no.
Make/type :
ID :		in
Working pressure :		psi
Fire resistant :		yes/no

BOP TESTING EQUIPMENT	yes/no

HYDRAULIC BOP TEST PUMP

BOP HOIST SYSTEM	yes/no

Make/type :
Quantity of hoists :

Traveling Stand for BOP's	yes/no

MUD SYSTEM

MUD PUMPS	yes/no

Quantity :	no.
Make :
Model :
Horsepower:
Type (triplex/duplex) :
Mud pump drive motors/engines:	no.
Motor type :
Continuous power rating per motor :	hp
Fluid end type :
Maximum working pressure :	psi
Test pressure :	psi
Pump stroke counter type :
Supercharging pump type :	yes/size
Driven by motor of power :	hp
Discharge/suction line ID:	in/in
Mud pump pulsation dampener type :	no./pump
Reset relief valve :

Transmission
Quantity :	no./pump
Make/type :
Net Input Torque :	lb-ft
Net Input Power :	hp
Turbine Torque :	lb-ft

TRANSFER PUMPS/MIXING PUMPS	yes/no

Mixing Pumps
Quantity :	no.
Make/model :
Output capacity :	U.S. gpm
Drive motor type :
Power output :	hp

CHARGING PUMPS	yes/no

Quantity :	no.
Make/type :
Capacity (each) :	U.S. gal/min
Driven motor type :	type
Power output :	kw

STANDPIPE MANIFOLD	yes/no

Quantity of standpipes :	no.
Standpipe/ID :	in
H-Type standpipe manifold :	yes/no
Kill line outlet :	yes/no
Fill-up like outlet :	yes/no
Bleed-off line outlet :	yes/no
Outlet for MWD sensor	yes/no

ROTARY HOSES	yes/no

Quantity :	no.
Make/type :
ID x Length :	in x ft
Working pressure :	psi
Snubbing lines :	yes/no

Quantity :	no.
Make/type :
ID x Length :	in x ft
Working pressure :	psi
Snubbing lines :	yes/no

LOW PRESSURE MUD SYSTEM
MUD TANKS (Rounded Bottoms)	yes/no

Quantity :	no.
Total capacity (usable) :	bbl
Usable capacity No. 1 :	bbl
Type (active/reserve) :
Height :	ft
Mixer :	yes/no
High Pressure Mud guns :	yes/no
Usable capacity No. 2 :	bbl
Type (active/reserve) :
Height :	ft
Mixer :	yes/no
High Pressure Mud guns :	yes/no

SHALE SHAKER	yes/no

Primary :
Quantity :	no.
Make/model :
Type :
Nominal flow rate (total) :	gpm

MUD AGITATORS	yes/no

Quantity :	no.
Make/model :
Driven by motor of power :	hp
Located in tanks :
Impeller Blades, Type

BULK SYSTEM	yes/no

MUD HOPPER	yes/no

Quantity :	no.
Make/model :
Feed pump make/model :
Type/size :
Capacity :	gpm
Drive motor hp :	hp
Is feed pump dedicated to mud hopper(s):	yes/no
DESANDER	yes/no
Cone No. & size

DESILTER	yes/no
Cone No. & size

CEMENT STANDPIPE	yes/no

Quantity of standpipes :	no.
Standpipe/ID :	in
Bleed-off line outlet :	yes/no
Working Pressure:	psi

WATER TANK

Capacity	Bbls
Centrifugal Pumps	No.
Type/Size:
Drive Motor HP:	HP

RIG FORK LIFT	yes/no
Make
Model
Rated Capacity	lbs

EXHIBIT B

PAYMENT PROCEDURES

1.

Upon execution of this Agreement, Escrow Agent shall establish a separate escrow account to hold the Down Payment.  Escrow Agent shall fund periodic advances of the Down Payment to Cowan upon compliance with this procedure but not more than two times per week upon the presentation by Cowan to the Escrow Agent (with a copy to PV Exploration) of the following documents:

(a)

An application for payment that describes all costs incurred by Cowan during the applicable period in connection with the fabrication of the Rigs, including:

(i)

All wages paid for labor and personnel employed by Cowan in the performance of this Agreement;

(ii)

The cost of all equipment, materials, supplies and parts that are to be incorporated in the Rigs; and

(iii)

All payments made by Cowan to any subcontractors providing services in connection with the fabrication of the Rigs.

(b)

Copies of all invoices documenting the costs incurred under (a)(ii) and (a)(iii) above.

2.

Upon receipt of each progress payment hereunder, Cowan shall promptly pay its suppliers and subcontractors the amount to which such suppliers and subcontractors are entitled for materials and equipment supplied for, and/or work performed on, the Rigs.  Cowan warrants that (i) the work, materials and equipment covered by any progress payment application shall be free and clear of all liens, claims, security interests and other encumbrances and (ii) no payment will be made to Cowan, or any suppliers or subcontractors, for any work, materials or equipment that shall be subject to an agreement under which an interest therein or a lien, claim, security interest or other encumbrance thereon is retained or otherwise imposed by Cowan or any such supplier or subcontractor.

3.

Cowan shall maintain books and records documenting the costs described in paragraph 1(a) above.  PV Exploration shall have the right to review all such books and records at reasonable times during normal business hours.

4.

Escrow Agent is not responsible in any manner for the sufficiency, correctness, genuineness or validity of any of the invoices or supporting documents deposited with the Escrow Agent pursuant to this provision or for the form or execution thereof.  Escrow Agent may rely and shall be protected in acting on any instrument believed by it to be genuine and to have been signed or presented by an authorized officer of Cowan.  So long as Escrow Agent has acted in good faith, Escrow Agent shall have no liability for disbursement of funds from the escrow account to Cowan under the terms of these instructions.

M D COWAN, INC.

By:

Title:

PV EXPLORATION COMPANY

By:

Title:

Western National Bank hereby joins in the execution of this Agreement for the sole purpose of evidencing its consent to act as escrow agent hereunder in accordance with the terms of this Exhibit B.

WESTERN NATIONAL BANK

By:

Name:

Title:

B-1

EXHIBIT C

ASSIGNMENT AND BILL OF SALE

MD Cowan, Inc. (herein called "Seller"), for Ten Dollars and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), does hereby BARGAIN, SELL, ASSIGN, TRANSFER, SET OVER, and DELIVER unto PV Exploration Company, an Arkansas corporation (herein called "Buyer"), whose address is 1083 Sain Street, Fayetteville, Arkansas 72703, the following described properties, rights and interests:

(a)

the drilling rig and all the tanks, drilling structures, pumps, equipment and other personal property described on Exhibit A attached hereto and made a part hereof;

(b)

the benefit and the right to enforce all warranties and guaranties relating to the above-described properties; and

(c)

any and all rights, claims or causes of action that Seller may have against Seller's predecessor in title or any parties that have provided equipment, services or supplies that become part of the Properties, whether now existing or hereafter arising.

The properties, rights and interests described above are herein sometimes called the "Properties".

TO HAVE AND TO HOLD the Properties unto Buyer, its successors and assigns, forever.

Seller has good and marketable title to the Properties, free and clear of all liens, security interests, encumbrances, and other burdens.

Seller agrees to execute and deliver to Buyer, from time to time, such other and additional instruments, and to do all such other and further acts and things as may be necessary to more fully and effectively assign to Buyer the Properties.

This Assignment and Bill of Sale is made subject to that certain Sales Agreement between Seller and Buyer dated July 1, 2005 (the “Sales Agreement”).  The Sales Agreement contains certain representations, exclusions, warranties, covenants and agreements between the parties, some of which may survive the delivery of this Assignment and Bill of Sale, as more particular provided for therein, but third parties may conclusively rely on this Assignment and Bill of Sale to vest title to the Properties in Buyer.

C-1

IN WITNESS WHEREOF this Assignment and Bill of Sale has been executed on                 , _____.

Seller

MD COWAN, Inc.

By:

Michael D. Cowan

President

C-2

EXHIBIT D

TESTING PROCEDURES

All Rigs and all components parts thereof shall be tested under loaded conditions (if permitted by manufacturer) for a period of not less than 48 continuous hours with satisfactory results before they are accepted.  The test will include, but not limited to, the following general procedure with Cowan’s responsibility noted below (break-in conditions on new engines will be taken into consideration).

1.

The mud pumps to be operated at 117 SPM with 5-1/2” liners at 3000 psi while pumping water thru a choke back to the mud tanks (with pressure recorder).

2.

The pipe handler to be operated up and down (complete cycle as though picking up/laying down pipe) while handling an 8” drill collar.

3.

Make up and break out the 8” drill collar in a sub/short drill collar with the “Iron Roughneck”.

4.

Fluid (water) to be circulated across the Shale Shaker (requires screen to be installed).

5.

All solids equipment (desander, desilter, transfer/mixing pumps, hopper, etc) to be running.

6.

All rig instrumentation (furnished by Cowan) and all rig lights to be operational.

7.

All third party instrumentation to be operational and functioning.

8.

All BOP’s to be connected to control panels and operational (minimum of 10 opening / closing cycles).

9.

All Drilling Air Compressors to be run thru a choke and meter run @ 2800 CFM @ 300 psi boosted to 500 psi.

10.

Rig Generator’s to run (alternating) and loaded while operating rig under test conditions.

In order to carry out the above testing requirements, Cowan will need to provide the following:

1.

24 hour access to yard.

2.

Fresh water to fill mud tanks and trucks to haul water to and from tanks during and after the testing period.

3.

Personnel to assist during testing period, ie: mechanic, electrician, welder, roustabout, etc.

4.

Diesel fuel.

5.

Eight (8) inch drill collar and sub.

6.

Adjustable choke / chokes to pump through (fluid and air) and pressure recorder.

7.

Tools as necessary.

8.

Forklift or other equipment to assist in testing.

PV Exploration will provide rig crew to run the rig during the test period with Cowan’s assistance.

D-1

EXHIBIT E

INSURANCE

A.

Amounts of Insurance – Cowan shall, at its own cost and expense, procure and maintain in full force and effect at all times throughout the term of this Agreement the following insurances (on an occurrence basis) for coverages at not less than the following limits of liability:

(i)

Workers’ Compensation and Employer’s Liability Insurance –

Minimum Limits:

Worker’s Compensation:

Statutory

Employer’s Liability:

U.S. $1,000,000

each accident

U.S. $1,000,000

disease each employee; and

U.S. $1,000,000

disease policy limit

(ii)

Commercial General Liability Insurance – This policy shall provide coverage against claims for bodily injury (including bodily injury and death), property damage (including loss of use) and personal injury, and shall include contractual liability insuring the indemnity obligations assumed by Cowan under the Agreement, products and completed operations coverage premises and operations coverage, broad form property damage coverage, independent contractors, separation of insureds, actions over indemnity coverage, sudden and accidental pollution liability coverage including clean up on or off the site which shall be a primary, non-contributory.

Minimum Limits:

U.S. $1,000,000

combined single limit each occurrence

U.S. $2,000,000

general aggregate, with such limits dedicated to the Project

U.S. $2,000,000

products and completed operation aggregate, with such limits dedicated to the Project

(iii)

Commercial Automobile Insurance – This policy shall include coverage for all owned, hired, rented, and non-owned automobiles and equipment.

Minimum Limits:

U.S. $1,000,000

combined single limit each occurrence

E-1

B.

Insurance Companies – All insurance required to be obtained by Cowan pursuant to this Agreement shall be from an insurer or insurers permitted to conduct business in the State of Texas and shall be rated with either and “A-;IX” or better by Best’s Insurance Guide Ratings or “A-“ or better by Standard and Poor’s.

C.

Subcontractor’s and Sub-subcontractor’s Insurance Requirements – Cowan shall ensure that each subcontractor and sub-subcontractor shall either be covered by the insurance provided by Cowan pursuant to this Agreement, or by insurance procured by such subcontractor or sub-subcontractor.  Should a subcontractor or sub-subcontractor be responsible for procuring its own insurance coverage, Cowan shall ensure the each such subcontractor or sub-subcontractor shall procure and maintain insurance to the full extent required of Cowan under this Agreement and shall be required to comply with all of the insurance requirements imposed on Cowan hereunder, except that Cowan shall determine the limits of coverage required to be obtained by such subcontractors or sub-subcontractors in accordance with reasonably  prudent business practices.  All such insurance shall be provided for at the sole cost of Cowan or its subcontractors or sub-subcontractors.  Cowan shall obtain a certificate of insurance from all subcontractors or sub-subcontractors evidencing proof of required coverages and provide copies thereof to PV Exploration.

D.

Primary Insurance – The insurance policies of Cowan and its subcontractors or sub-subcontractors shall state that such coverage is primary and non-contributory to any other insurance or self-insurance available to or provided by PV Exploration.

E.

Certificate of Insurance – Prior to the commencement of any work under this Agreement, Cowan shall provide a certificate of insurance reflecting all of the insurance required by Cowan, and primary/non-contributory insurance requirements contained in this Agreement.

E-2

EXHIBIT F

SPARE PARTS

SPARE / MISC. EQUIPMENT LISTS for a FIVE(5) RIG OPERATION

DERRICK AND SUBSTRUCTURE:

Derrick / Mast & Trailer

Substructure

DRAWWORKS AND ASSOCIATED EQUIPMENT

Drawworks

Slickline Unit

DERRICK HOISTING EQUIPMENT

Crown Block

Traveling Block

Hook

Drilling Line

Dead Line Anchor

Rotating Table

Top Drive

POWER SUPPLY SYSTEMS:

RIG POWER PLANT

Diesel Engines

Quantity:
Make/Type :
Maximum continuous power :
At rotation speed of :
Equipped with spark arrectors :
Mufflers installed :

AC - Generator

Quantity:
Make/Type :
Continuous power :
At rotation speed of :
Output volts :

COMPRESSED AIR SYSTEM

Primary

Booster & Mist Pump

Rig Air

DRILLSTRING EQUIPMENT:

TUBULARS

Kelly Saver Sub

Spiral-Wate Drill Pipe

Quantity:
Nominal Size OD:
Weight:
Range:
Tool joint OD/ID:
Type of Hardfacing:
Internally Plastic coated:
Connection type:
Thread protectors:

Drill Collars

Quantity:
OD body:
ID body:
Nominal length of each joint:
Drill collar body (slick/spiral)
Recess for “zip” elevator
Recess for slips
Stress relief pin groove
Boreback on box
Connection type

Quantity:
OD body:
ID body:
Nominal length of each joint:
Drill collar body (slick/spiral)
Recess for “zip” elevator
Recess for slips
Stress relief pin groove
Boreback on box
Connection type

Crossover Subs

Quantity:
OD Size:
ID Size:
Top connection type:
Type (pin/box):

Quantity:
OD Size:
ID Size:
Top connection type:
Type (pin/box):

Quantity:
OD Size:
ID Size:
Top connection type:
Type (pin/box):

Quantity:
OD Size:
ID Size:
Top connection type:
Type (pin/box):

Quantity:
OD Size:
ID Size:
Top connection type:
Type (pin/box):

Quantity:
OD Size:
ID Size:
Top connection type:
Type (pin/box):

Near Bit-Subs (Box-Box)

Quantity:
OD Size:
ID Size:
Top connection type:
Bottom connection type:
Bored for float valve:
Float size:

Quantity:
OD Size:
ID Size:
Top connection type:
Bottom connection type:
Bored for float valve:
Float size:

Quantity:
OD Size:
ID Size:
Top connection type:
Bottom connection type:
Bored for float valve:
Float Size:

HANDLING TOOLS

Semi-Automatic DP Slips

Drill Collar Slips

Drill Collar Safety Clamps

Bit Breakers

Rotary Rig Tongs

WELL CONTROL:

Rams

Rotating Head

Kill Line Valves

Choke Line Valves

Accumulator Hydraulic Pumps

Remote Control Panel

Choke Manifold Components

BOP Hoist System

MUD SYSTEM:

MUD Pumps

Quantity:

Transfer Pumps / Mixing Pumps

Charging Pumps

Standpipe Manifold

Rotary Hose

Mud Tanks
Shale Shaker

Mud Agitators

Bulk System

Mud Hopper

Cement Standpipe

Desander

Desilter

PIPE BOOM PARTS

MAKE-UP / BREAK-OUT MACHINE